SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 16, 2006
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Commission       Registrant, State of Incorporation,    I.R.S. Employer
File Number      Address And Telephone Number           Identification No.
-----------      ------------------------------------   ------------------
1-3526           THE SOUTHERN COMPANY                   58-0690070
                 (A Delaware Corporation)
                 30 Ivan Allen Jr. Boulevard, N.W.
                 Atlanta, Georgia 30308
                 (404) 506-5000

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         On November 16, 2006, the Board of Directors of Southern Company Services, Inc. ("SCS"), a wholly-owned subsidiary of The Southern Company ("Southern Company"), approved the Southern Company Change in Control Benefits Protection Plan (the "Amended Plan"), which amended and restated the Southern Company Change in Control Benefit Plan Determination Policy (the "Original Plan"). The Amended Plan defines the events that constitute a "change in control," protects the benefits to be provided to employees under incentive-based compensation plans upon a change in control and provides for the transfer of funds from Southern Company and certain of its subsidiaries to the Southern Company Deferred Compensation Trust (the "Trust") as a reserve for the payment of deferred compensation and non-qualified retirement benefits following certain change in control events.

         The Amended Plan modifies the terms of the Original Plan primarily with respect to: (1) the obligation of Southern Company and certain of its subsidiaries to transfer funds to the Trust in connection with certain change in control events, (2) the payment of benefits under the Performance Pay Program (the "PPP") and the Performance Dividend Program (the "PDP") of the Southern Company Omnibus Incentive Compensation Plan (the "Omnibus Plan") following a change in control, and (3) the ability of Southern Company to make future amendments to the Amended Plan.

         Under the Amended Plan, Southern Company and certain of its subsidiary companies are required to transfer funds to the Trust if any business combination or other transaction involving Southern Company would result in Southern Company shareholders owning 50% or less of the total voting power of the surviving company (65% or less under the Original Plan), any person owning 35% or more of the total voting power of the surviving company (20% or more under the Original Plan) or the incumbent directors of Southern Company not representing a majority of the board of directors of the surviving company. With respect to changes in control involving subsidiaries of Southern Company, the funding obligation will be discretionary unless the subsidiary change in control involves Alabama Power Company ("Alabama Power"), Georgia Power Company ("Georgia Power"), Gulf Power Company or Mississippi Power Company.

         In addition, under the Amended Plan, in the event the PPP is terminated within two years following a change in control, each participant in the PPP will receive a pro-rata payment based on the target award for the performance period. Under the Original Plan, the payout was the greater of the target award or actual performance during the performance period. With respect to the PDP, following a change in control, participants will receive a performance dividend payment based on the greater of 50% of the dividend actually paid or the actual performance under the PDP for the performance period. Under the Original Plan, the payment was based on actual performance for the performance period.

         Further, the Amended Plan provides that it may not be amended during the six month period before a "preliminary change in control" through the two year period following the change in control, unless the amendment increases the benefits to participants or is immaterial. The Original Plan could be amended at any time, except that it could not be amended in any material respect so as to impair the rights of any participant in any benefit that had accrued as a result of a change in control.

        In addition to the approval of the Amended Plan, on November 16, 2006, each of David M. Ratcliffe, Thomas A. Fanning, Michael D. Garrett, G. Edison Holland, Jr., and Charles D. McCrary (together, the "Officers") entered into Amended and Restated Change in Control Agreements (together, the "Amended Agreements") with SCS and Southern Company (with respect to Messrs. Ratcliffe, Fanning and Holland), Southern Company and Alabama Power (with respect to Mr. McCrary) and Southern Company and Georgia Power (with respect to Mr. Garrett). The Amended Agreements amend and restate Change in Control Agreements dated June 1, 2004 involving such parties (the "Original Agreements"). A summary of the principal terms of the Original Agreements is included in Southern Company's Definitive Proxy Statement on Schedule
14A filed  April  13,  2006  under  the  heading "Executive   Compensation  -
Employment,   Change  in  Control  and  Separation Agreements."


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         The Amended Agreements modify the terms of the Original Agreements primarily with respect to payments under the PDP following a change in control and the circumstances under which an Officer may terminate his employment for "good reason" following a change in control and receive change in control benefits. The revisions relating to payments under the PDP following a change in control are designed to conform to the provisions of the Amended Plan, as described above. In addition, the principal revisions to the definition of "good reason" require a material reduction in welfare, retirement and other benefits made available to an Officer (rather than the elimination of any plan in which such Officer is a participant) and provide a method for determining whether such a material reduction has occurred. In addition, each Amended Agreement also provides that good reason will exist in the case of a subsidiary change in control if the offer of employment by the acquiring employer does not include an agreement to enter into a severance agreement substantially in the form attached to the Amended Agreement.

         The preceding summary is qualified in its entirety by reference to the full text of the Amended Plan and the Amended Agreements, which are attached hereto as Exhibits 10.1 through 10.6 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

         10.1     Southern Company Change in Control Benefits Protection Plan.

         10.2 Amended and Restated Change in Control Agreement, dated November 16, 2006, among David M. Ratcliffe, Southern Company Services, Inc. and The Southern Company.

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         10.3     Amended and Restated Change in Control Agreement, dated
                  November 16, 2006, among Thomas A. Fanning, Southern Company Services, Inc. and The Southern Company.

         10.4 Amended and Restated Change in Control Agreement, dated November 16, 2006, among Michael D. Garrett, The Southern Company and Georgia Power Company.

         10.5 Amended and Restated Change in Control Agreement, dated November 16, 2006, among G. Edison Holland, Jr., Southern Company Services, Inc., and The Southern Company.

         10.6 Amended and Restated Change in Control Agreement, dated November 16, 2006, among Charles D. McCrary, The Southern Company and Alabama Power Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   November 22, 2006               THE SOUTHERN COMPANY



                                        By  /s/ Patricia L. Roberts
                                           Patricia L. Roberts
                                           Assistant Secretary


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